J.P. MORGAN EXCHANGE-TRADED FUND TRUST

JPMorgan Disciplined High Yield ETF

Supplement dated September 29, 2016

to the Prospectus dated September 9, 2016

The third paragraph in the “PRICING SHARES” section is replaced with the following:

NAV is calculated each business day as of the close of the Bats BZX Exchange, Inc. (Exchange), which is typically 4:00 p.m. ET. On occasion, the Exchange will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the Exchange closes. The Fund will not treat an intraday unscheduled disruption or closure in the Exchange trading as a closure of the Exchange and will calculate NAV as of 4:00 p.m. ET if the particular disruption or closure directly affects only the Exchange. The price at which a purchase of a Creation Unit is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund’s Shares may change on days when you will not be able to purchase or redeem your Shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-DHYETF-916

J.P. MORGAN EXCHANGE-TRADED FUND TRUST

JPMorgan Diversified Return Emerging Markets Equity ETF

JPMorgan Diversified Return Global Equity ETF

JPMorgan Diversified Return International Equity ETF

JPMorgan Diversified Return U.S. Equity ETF

Prospectus dated March 1, 2016, as supplemented

JPMorgan Diversified Return Europe Equity ETF

Prospectus dated December 16, 2015, as supplemented

JPMorgan Diversified Return Europe Currency Hedged ETF

Prospectus dated December 16, 2015, as supplemented

JPMorgan Diversified Return International Currency Hedged ETF

Prospectus dated March 30, 2016, as supplemented

JPMorgan Diversified Return U.S. Mid Cap ETF

Prospectus dated May 9, 2016, as supplemented

JPMorgan Diversified Alternatives ETF

Prospectus dated June 14, 2016, as supplemented

Supplement dated September 29, 2016

to the Prospectuses as dated above, as supplemented

The third paragraph in the “PRICING SHARES” section is replaced with the following:

NAV is calculated each business day as of the close of the New York Stock Exchange (NYSE), which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase of a Creation Unit is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund’s Shares may change on days when you will not be able to purchase or redeem your Shares.

The first paragraph in the “ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES — Emerging Markets Equity ETF” section is replaced with the following:

Emerging Markets Equity ETF

The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. The Fund will invest at least 80% of Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of equity securities from emerging markets selected to represent a diversified set of factor characteristics, originally developed by the adviser. FTSE International Limited is the Index Provider. Holdings in the Underlying Index are selected by the Index Provider primarily from the constituents of the FTSE Emerging Index, a larger FTSE index, which is comprised of large- and mid-cap equity securities from advanced and secondary emerging markets, classified in accordance with the Index Provider’s transparent Country Classification Review Process. Through diversification, the Underlying Index is designed to more evenly distribute risk to minimize risk concentrations in regions and super-sectors. In the Underlying Index, weightings to regions and super-sectors are adjusted based on their historical volatility to diversify their contribution to the overall risk of the portfolio. The Underlying Index is diversified across certain countries in the following regions: Latin America, Europe/Middle East/Africa, China/India/Pakistan, North Asia and Southeast Asia, and across the following super-sectors: commodities, financials, consumer, defensives and industrials. The rules based proprietary multi-factor selection process utilizes the

SUP-ETF-916

following characteristics: value, momentum and quality. The emerging market countries included in the Underlying Index are currently in the following regions:

•	Southeast Asia — Indonesia, Malaysia, Philippines, Thailand

•	North Asia — Taiwan

•	China/India/Pakistan

•	Europe/Middle East/Africa — Czech Republic, Egypt, Hungary, Morocco, Poland, Qatar, Russia, South Africa, Turkey, United Arab Emirates

•	Latin America — Brazil, Chile, Colombia, Mexico, Peru

These countries may change from time to time. The Fund’s securities are large- and mid-cap equity securities of companies from emerging markets, including common stock, depositary receipts, preferred stock and REITs. For purposes of investing at least 80% of its Assets in securities included in the Underlying Index, the Fund may invest in depositary receipts representing securities included in the Underlying Index. As of January 31, 2016, the market capitalizations of the companies in the Underlying Index ranged from $215 million to $225.5 billion.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE